Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Chardan China Acquisition Corp. (the "Company") on Form 10-QSB for the period ending June 30, 2005 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I Li Zhang, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

       2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:     /s/ Li Zhang                                      Dated: August 15, 2005
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        Li Zhang
        Chief Financial Officer
        (Principal Financial and Accounting Officer)